Aston Funds

ASTON/TAMRO International Small Cap Fund (the “Fund”)

Supplement dated January 12, 2016 to the Prospectus dated December 19, 2014 and the Summary Prospectus dated December 31, 2014 for the Fund (collectively, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

At a meeting held on January 11, 2016, the Board of Trustees of Aston Funds approved a plan to liquidate and terminate the Fund (the “Liquidation”), which is expected to occur on or about February 1, 2016 (the “Liquidation Date”). Starting on or about January 13, 2016, it is expected that the Fund will begin selling its portfolio investments and will invest the proceeds in cash and cash equivalents, in anticipation of the Liquidation. Proceeds of the Liquidation are expected to be distributed to shareholders of the Fund promptly following the Liquidation Date in full redemption of each shareholder’s shares of the Fund.

Effective January 13, 2016, the Fund will no longer accept investments, except for investments made through existing asset allocation programs investing in the Fund, and shares purchased pursuant to automatic investment programs, such as automatic investments through 401(k) plans and reinvestments of any dividends and distributions. Those shareholders investing in the Fund through one of the exceptions described above may continue to purchase shares of the Fund provided that such transactions settle prior to the Liquidation Date.

Shortly after the transition to cash, the Fund intends to distribute its accumulated net capital gains and net investment income, if any, to shareholders of the Fund; these distributions may be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k).

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

SUP TAM INT 0116